As filed with the Securities and Exchange Commission on July 21, 1998


                       SECURITIES AND EXCHANGE COMMISSION

                              Washington, DC 20549

                              ---------------------

                                    FORM 8-K

                                 CURRENT REPORT


                       Pursuant to Section 13 or 15(d) of

                       The Securities Exchange Act of 1934

                Date of Report (Date of earliest event reported):
                                  July 16, 1998



                        Exact name of Registrant as
        Commission      specified in its charter, address              State of      I.R.S. Employer
        File No.        of principal executive offices, telephone    Incorporation   Identification No.

        1-8349          FLORIDA PROGRESS CORPORATION                    Florida         59-2147112
                         One Progress Plaza
                         St. Petersburg, Florida 33701
                         Telephone (813) 824-6400

        1-3274          FLORIDA POWER CORPORATION                       Florida          59-0247770
                         3201 34th Street South
                         St. Petersburg, Florida 33711
                         Telephone (813) 866-5151

The address of neither registrant has changed since the last report.

This combined Form 8-K represents separate filings by Florida Progress Corporation and Florida Power Corporation. Florida Power makes no representations as to the information relating to Florida Progress' diversified operations.

Item 5.   Other Events


         In light of ongoing securities offerings by Florida Progress Corporation ("Florida Progress") and its subsidiaries, including Florida Power Corporation ("Florida Power") and Progress Capital Holdings, Inc., the following information is being presented pending distribution of the combined Florida Progress and Florida Power Quarterly Report on Form 10-Q for the quarter ended June 30, 1998:

     Florida Progress issued an Investor News report and a media News Release, each dated July 16, 1998, to report an increase in its 1998 second-quarter earnings. A copy of the Investor News report and the media News Release are being furnished herewith as Exhibits 99.(a) and 99.(b), respectively.

     In addition, Florida Progress is reporting the following litigation:

     ABC Rail Products Corporation v. Progress Rail Services Corporation and Louisville Scrap Material Co., Inc., U.S. District Court, Northern District of Illinois, Eastern Division, Civ. Action No. 98C3663.

     On June 12, 1998, ABC Rail Products Corporation ("ABC") brought an action against Progress Rail Services Corporation ("Progress Rail") and Louisville Scrap Material Co. ("Louisville") seeking injunctive and declaratory relief and treble damages based on alleged violations of federal and state antitrust statutes as well as damages under other state law claims. The complaint sought to enjoin Progress Rail's acquisition of certain assets and business of Louisville and several affiliated corporations known as the Blue Industrial Group. ABC alleged that Progress Rail and Louisville have conspired to deny ABC an adequate supply of used railcar wheelsets. The complaint also alleges Progress Rail would acquire monopoly power over the supply of used wheelsets by virtue of the acquisition. The court denied ABC's motion for a temporary restraining order and Progress Rail acquired the Blue Industrial Group's assets and business. Pursuant to the court's order, Progress Rail continues to provide ABC with used wheelsets.

     ABC has filed a motion for a preliminary injunction, pending trial, requiring Progress Rail (1) to continue providing ABC with used wheelsets and
(2) to hold the assets of Louisville separate so as to enable divestiture to be an adequate remedy if the acquisition is found to violate the antitrust laws. Discovery concerning this motion is ongoing. ABC has asked for an evidentiary hearing on its motion.




Item 7.  Financial Statements and Exhibits

          (c)  Exhibits:

Exhibit Number (by
reference to Item 601
of Regulation S-K)  Description of Exhibit

99.(a) Florida Progress Investor News report dated July 16, 1998 reporting an increase in 1998 second-quarter earnings.

99.(b) Florida Progress media News Release dated July 16, 1998 reporting an increase in 1998 second-quarter earnings.

                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, each registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized. The signature of the undersigned on behalf of each listed company shall be deemed to relate only to matters having reference to such company.


                                            FLORIDA PROGRESS CORPORATION

                                            FLORIDA POWER CORPORATION

                                               /s/ Pamela A. Saari
                                         By:____________________________
                                                  Pamela A. Saari
                                            Treasurer of each Registrant



Date:  July 16, 1998

                                 EXHIBIT INDEX


Exhibit No.         Description of Exhibit

99.(a) Florida Progress Investor News report dated July 16, 1998 reporting an increase in 1998 second-quarter earnings.

99.(b) Florida Progress media News Release dated July 16, 1998 reporting an increase in 1998 second-quarter earnings.